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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12
Harvard Bioscience, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HARVARD BIOSCIENCE, INC.
84 October Hill Road
Holliston, Massachusetts 01746-1371

April 24, 2002

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Harvard Bioscience, Inc. (the "Annual Meeting") to be held on Thursday, May 23, 2002 at 11:00 a.m. local time, at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109.

        The Annual Meeting has been called for the purpose of (i) electing two Class II Directors for three-year terms and (ii) considering and voting upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on April 15, 2002 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors of Harvard Bioscience, Inc. recommends that you vote "FOR" the election of the nominees of the Board of Directors as Directors of Harvard Bioscience, Inc.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY DECIDE TO CONTINUE TO HAVE YOUR SHARES VOTED AS YOU INSTRUCTED IN THE PROXY CARD OR YOU MAY WITHDRAW YOUR PREVIOUSLY COMPLETED PROXY AND VOTE YOUR SHARES IN PERSON.

                      Sincerely,

                      Chane Graziano
                       Chief Executive Officer

HARVARD BIOSCIENCE, INC.
84 October Hill Road
Holliston, Massachusetts 01746-1371
(508) 893-8999

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, May 23, 2002

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Harvard Bioscience, Inc. (the "Company") will be held on Thursday, May 23, 2002, at 11:00 a.m. local time, at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 (the "Annual Meeting"), for the purpose of considering and voting upon:

  1.
  The election of two Class II Directors for three-year terms; and

  2.
  Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on April 15, 2002 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                      By Order of the Board of Directors,

                      Chane Graziano
                       Secretary and Chief Executive Officer

Holliston, Massachusetts
April 24, 2002

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY DECIDE TO CONTINUE TO HAVE YOUR SHARES VOTED AS YOU INSTRUCTED IN THE PROXY CARD OR YOU MAY WITHDRAW YOUR PREVIOUSLY COMPLETED PROXY AND VOTE YOUR SHARES IN PERSON.

HARVARD BIOSCIENCE, INC.
84 October Hill Road
Holliston, Massachusetts 01746-1371
(508) 893-8999

PROXY STATEMENT

Annual Meeting of Stockholders To Be Held on Thursday, May 23, 2002

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Harvard Bioscience, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 23, 2002 at 11:00 a.m. local time, at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, and any adjournments or postponements thereof (the "Annual Meeting").

        At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon:

  1.
  The election of two Class II Directors for three-year terms, such terms to continue until the annual meeting of stockholders in 2005 and until such Directors' successors are duly elected and qualified; and

  2.
  Such other business as may properly come before the meeting and any adjournments or postponements thereof.

        The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about April 24, 2002, in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on April 15, 2002 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of Common Stock of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 26,762,409 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 100 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

        The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Directors are elected by a plurality of the votes cast if a quorum is present. In a plurality election, votes may only be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the two persons receiving the highest number of "FOR" votes will be elected as directors. Where the only matter to be considered at a meeting of stockholders is an uncontested election of directors by plurality, there are no "abstentions" or "broker non-votes" because (i) votes may only be cast in favor of or withheld from each nominee and (ii) shares of Common Stock held by a broker on behalf of a beneficial owner may be voted in the discretion of the broker if it does not receive voting instructions from the beneficial owner.

        Stockholders of the Company are requested to complete, date, sign and return the accompanying proxy card in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions to the contrary are not given therein, properly executed proxies will be voted FOR the election of the nominees for Director listed in this Proxy Statement. It is not anticipated that any matters other than the election of Directors will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

        Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting, withdrawing the proxy and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

        The Annual Report to Shareholders of the Company, including consolidated financial statements for the year ended December 31, 2001 is being mailed to stockholders concurrently with this proxy statement. The Annual Report, however, is not part of the proxy solicitation material.

PROPOSAL 1
ELECTION OF DIRECTORS

        The Board of Directors of the Company currently consists of seven members and is divided into three classes of Directors, with three Directors in Class I, two Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting to succeed the Directors of the same class whose terms are then expiring.

        At the Annual Meeting, two Class II directors will be elected to serve until the 2005 annual meeting of stockholders and until their successors are duly elected and qualified.

        The Board of Directors has nominated David Green and John F. Kennedy for re-election as the Class II directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election of Messrs. Green and Kennedy. The nominees have agreed to stand for re-election and, if elected, to serve as Directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

Vote Required

        The affirmative vote of holders of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the election of each nominee as a Director of the Company.

        THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS, DAVID GREEN AND JOHN F. KENNEDY. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

INFORMATION REGARDING DIRECTORS

        Set forth below is certain information regarding the Directors of the Company, including the Class II Directors who have been nominated for re-election at the Annual Meeting, based on information furnished to the Company by each Director. The following information is current as of March 31, 2002:

Directors of Harvard Bioscience, Inc.

Name	Age	Director Since
Class I Directors—Term expires 2004
Christopher W. Dick(1)	47	1996
Robert Dishman	57	2000
Richard C. Klaffky, Jr.(1)(2)	55	1996
Class II Directors—Term expires 2002
David Green*	37	1996
John F. Kennedy*(1)(2)	53	2000
Class III Directors—Term expires 2003
Chane Graziano	63	1996
Earl R. Lewis(2)	58	2000

*
Nominees for reelection.

(1)
Member of the Compensation Committee

(2)
Member of the Audit Committee

Incumbent Class I Directors—Term Expiring 2004

        Christopher W. Dick has served as a Director of the Company since March 1996. Mr. Dick has served as Managing Director of Ascent Venture Management, Inc., a private equity firm, since March 1999. Mr. Dick has served as a Managing Member or General Partner of Ascent Venture Partners, L.P. fund and Ascent Venture Partners II, L.P. fund since 1999. Prior to joining Ascent Venture Management, Inc., Mr. Dick served as General Partner of Pioneer Capital Corporation, a private equity management firm, from 1991 until March 1999. Mr. Dick is a graduate of Cornell University and holds a M.B.A. degree from Babson College.

        Robert Dishman has served as a Director of the Company since October 2000. Mr. Dishman currently serves as the Chief Executive Officer of Serenex, Inc. Mr. Dishman served as a consultant to Dyax Corp. (formerly Biotage, Inc.), a commercial physical and biological research company. From 1994 to 2000, Mr. Dishman served in various positions with Dyax Corp., including Executive Vice President and as a Director. Mr. Dishman holds a Ph.D. in Analytical Chemistry from the University of Massachusetts-Amherst.

        Richard C. Klaffky, Jr. has served as a Director of the Company since March 1996. Since 1987, Mr. Klaffky has served as President of FINEC Corp., the corporate general partner of two private equity partnerships, First New England Capital L.P. and First New England Capital 2 L.P., based in Hartford, Connecticut. Mr. Klaffky is a graduate of Brown University and holds a M.B.A. degree from Columbia University.

Nominees for Election as Class II Directors—Term Expires 2002

        David Green has served as the Company's President and a member of the Board of Directors of the Company since March 1996. Prior to joining the Company, Mr. Green was a strategy consultant with Monitor Company, a strategy consulting company, in Cambridge, Massachusetts and

Johannesburg, South Africa from June 1991 until September 1995 and a brand manager for household products with Unilever PLC, a packaged consumer goods company, in London from September 1985 to February 1989. Mr. Green graduated from Oxford University with a B.A. Honors degree in physics and holds a M.B.A. degree with distinction from Harvard Business School.

        John F. Kennedy has served as a director of the Company since October 2000. Mr. Kennedy has served as the Senior Vice President, Finance, Chief Financial Officer and Treasurer of RSA Security Inc., an e-business security company, since August 1999. Prior to joining RSA Security, Mr. Kennedy was Chief Financial Officer of decalog, NV, a developer of enterprise investment management software, from 1998 to 1999. From 1993 to 1998, Mr. Kennedy served as Vice President of Finance, Chief Financial Officer and Treasurer of Natural MicroSystems Corporation, a telecommunications company. Mr. Kennedy holds a M.S.B.A. in Accounting from the University of Massachusetts-Amherst.

Incumbent Class III Directors—Term Expires 2003

        Chane Graziano has served as the Company's Chief Executive Officer and a member of the Board of Directors of the Company since March 1996. Prior to joining the Company, Mr. Graziano served as the President of Analytical Technology Inc., an analytical electrochemistry instruments company, from 1993 to 1996 and as the President and Chief Executive Officer of its predecessor, Analytical Technology Inc.-Orion, an electrochemistry instruments and laboratory products company, from 1990 until 1993. Mr. Graziano served as the President of Waters Corporation, an analytical instrument manufacturer, from 1985 until 1989. Mr. Graziano has over 38 years experience in the laboratory products and analytical instruments industry.

        Earl R. Lewis has served as a director of the Company since October 2000. Mr. Lewis has served as the Chairman, Chief Executive Officer and President of FLIR Systems, Inc. since November 2000. Mr. Lewis has served in various capacities with Thermo Instrument Systems (now merged into Thermo Electron Corporation) since 1986 and was subsequently named President in 1997 and Chief Executive Officer in 1998. ThermoElectron Corporation develops, manufactures and markets measuring and controlling devices. Mr. Lewis formerly was Chairman of Thermo BioAnalysis Corporation, Thermo Vision Corporation, Thermo Optek Corporation, ThermoQuest Corporation, each of which is a developer of laboratory analytical instruments, and ONIX Systems, Inc., a developer of measuring and controlling devices.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

        The Board of Directors of the Company held eight meetings during the year ended December 31, 2001. During the year ended December 31, 2001, except for Mr. Dishman, each of the Directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees of which he was a member. The Board has established an Audit Committee (the "Audit Committee") and a Compensation Committee (the "Compensation Committee").

Report of the Audit Committee

        The Board of Directors has established an Audit Committee, whose members during 2001 were John F. Kennedy (Chairman), Richard C. Klaffky, Jr. and Earl R. Lewis. The Board of Directors has determined that the members of the Audit Committee are "independent" under the rules of the Nasdaq Stock Market.

        The Audit Committee, among other things, makes recommendations concerning the engagement of an independent auditor, reviews the plans and results of the audit engagement with the independent auditor, approves professional services provided by the independent auditor, reviews the independence of the independent auditor, considers the range of audit and non-audit fees, reviews the adequacy of the Company's internal financial reporting controls and performs such other oversight functions as may be requested from time to time by the Board of Directors. The Audit Committee met six times during 2001 and two times during the three months ended March 31, 2002.

        During the three months ended March 31, 2002, the Audit Committee:

  •
  reviewed and discussed the audited financial statements with the Company's management;

  •
  discussed with the Company's independent auditor the potential impact of recently issued accounting pronouncements on the Company's financial statements;

  •
  discussed with the Company's independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 ("SAS 61"); and

  •
  discussed with the Company's independent auditor its independence and received from the independent auditor disclosures regarding its independence.

        The Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, based on its review and the discussions described above.

        The Board of Directors has adopted a written charter setting forth the duties and responsibilities of the Audit Committee.

        During the year ended December 31, 2001, the Company paid the following fees to KPMG LLP, the Company's principal independent auditor:

Fees Paid to Independent Auditor
Audit Fees	$206,700
Financial Information Systems Design and Implementation Fees	$0
All other Fees:
Audit related fees(1)	$169,800
Other non-audit related services(2)	$130,965

Total All other Fees	$300,765

(1)
Audit related fees consisted principally of audits of certain businesses acquired during the year.

(2)
Other non-audit fees consisted of tax compliance.

        The Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the auditor's independence.

        The Audit Committee has selected KPMG LLP to serve as the Company's independent auditor for the year ending December 31, 2002. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

Submitted by the Audit Committee:
John F. Kennedy, Chairman
Richard C. Klaffky, Jr.
Earl R. Lewis

Report of the Compensation Committee

        The Compensation Committee reviews and recommends the compensation arrangements for the Company's executive officers, determines the options or stock to be granted to eligible persons under the Company's 2000 Stock Option and Incentive Plan (the "2000 Stock Plan") and takes other such action as may be required in connection with the Company's compensation and incentive plans. The Compensation Committee is responsible for the oversight of all of the Company's compensation policies and practices including benefits and perquisites. Compensation is defined as base salary, all forms of incentive pay, and stock option and restricted stock grants or any other plans directly or indirectly related to the Company's stock. Members of the Compensation Committee will be appointed from the Board of Directors annually at the first meeting of the Board following the annual meeting of stockholders. Not less than a majority of the Compensation Committee will consist of outside Directors. The composition of the Compensation Committee will reflect the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 as in effect from time to time. The Compensation Committee met on January 17, 2002 and set the base salary and stock option grants for 2002 and approved the bonus for 2001 for the Chief Executive Officer, President and Chief Financial Officer.

        Compensation Philosophy.    The objective of the Company's Compensation Committee is to provide compensation that will attract and retain executives, motivate each executive toward the achievement of the Company's short and long-term financial goals and objectives and recognize individual contributions as well as overall business results. In order to achieve this objective, the primary focus of the Compensation Committee has been on the competitiveness of each of the key elements of executive compensation (base salary, bonus and stock and option grants) and the compensation package as a whole. In general, the Compensation Committee believes that total compensation should reflect both the relative performance of the Company among its peer group of public companies of similar size as well as the Company's performance as measured against its own financial objectives, and the longer term creation of shareholder value.

        Base Salary and Bonus.    Base compensation is set to be competitive with the peer group of the regional economy for public companies of similar size, taking into account historical levels and the level of responsibility, breadth of knowledge and the past performance of the executive. The relative importance of these factors varies, depending on the particular individual being reviewed. The Compensation Committee establishes the base salary of the Chief Executive Officer and reviews his recommendation with respect to the other senior executives. The cash bonus portion of each executive's compensation is determined based upon the achievement of certain individual and Company goals and other strategic accomplishments during the year. For the year ended December 31, 2001, the Company's financial objectives were based on the achievement of an established operating profit goal, the continued revenue growth of the company, and the maintenance of shareholder value during a time when a significant shift of the venture capital share ownership was transitioned to public ownership after the initial IPO lockup period expired in June of 2001.

        Stock Options.    The Compensation Committee believes that the equity ownership position of the Chief Executive Officer and the other members of the senior executive staff is a significant factor in aligning the long term interests of management and the stockholders. To ensure that high levels of performance occur over the long term, stock options granted to executives generally vest over a four-year period and expire ten years from the date of grant. In determining whether to grant stock options to executive officers, the Compensation Committee evaluates each officer's performance by examining criteria similar to that involved in the determination of base salary and bonuses. The Compensation Committee may also grant stock options for executive retention purposes.

        Compensation of the Chief Executive Officer.    The Company's financial performance is a crucial determinant in the Chief Executive Officer's overall compensation package. The Compensation

Committee also considered the completion of several important acquisitions and the Company's successful first year as a public company when determining Mr. Graziano's incentive compensation for the year ended December 31, 2001. Finally, the Compensation Committee reviewed information regarding the compensation paid to the Chief Executive Officer of comparable companies, and evaluated achievement of corporate, individual and organizational objectives for the year. Mr. Graziano's base salary for the year ended December 31, 2001 was set at $275,000. Mr. Graziano received a bonus for the year ended December 31, 2001 of $185,000. Mr. Graziano was not granted options to purchase shares of Common Stock in the year ended December 31, 2001.

        Deductibility of Executive Compensation.    The Internal Revenue Code of 1986, as amended (the "Code"), limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. The Company may deduct compensation with respect to any of these individuals only to the extent that during any year such compensation does not exceed $1 million or meets certain other conditions (such as stockholder approval). The Compensation Committee does not expect cash compensation for the year ending December 31, 2001 to the Chief Executive Officer or any other executive officer to be in excess of $1 million. If the deductibility of executive compensation becomes a significant issue, the Company's compensation plans and policy will be modified to maximize deductibility if the Company and the Committee determine that such action is in the best interests of the Company.

Submitted by the Compensation Committee
Christopher W. Dick
John F. Kennedy
Richard C. Klaffky, Jr.

Director Compensation

        Non-employee Directors are reimbursed for their expenses incurred in connection with attending Board of Directors and committee meetings but do not receive cash compensation for their services as Directors. Directors are also eligible to participate in the 2000 Stock Plan. The 2000 Stock Plan provides that each non-employee Director, other than Messrs. Dick and Klaffky, will receive a one-time option grant of 10,000 shares vesting annually over three years upon initial election to the Board of Directors and an annual option grant of 2,500 shares vesting annually over three years following each annual meeting of stockholders.

EXECUTIVE COMPENSATION

        The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during the years ended December 31, 2001, 2000 and 1999 to the Company's Chief Executive Officer and the four other most highly compensated executive officers who earned in excess of $100,000 during the year ended December 31, 2001 (the "Named Executive Officers").

Summary Compensation

        Summary Compensation.    The following summary compensation table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Named Executive Officers during each of the years ended December 31, 2001, 2000 and 1999.

Long-Term Compensation
			Annual Compensation		Number of Securities Underlying Options Granted
Name and Position						All Other Compensation
	Year		Salary	Bonus
Chane Graziano Chief Executive Officer	2001 2000 1999		$275,000 236,231 219,000	$185,000 250,000 232,000	— 281,971 458,257	$18,006(1 21,746(2 19,592(3	) ) )
David Green President	2001 2000 1999		225,000 190,385 175,000	185,000 250,000 186,000	— 281,971 458,257	16,155(4 14,343(5 15,507(6	) ) )
James L. Warren Former Chief Financial Officer	2001 2000	(7) (8)	148,846 86,538	— 17,000	— 98,550	6,794(9 1,731(9	) )
Mark A. Norige Chief Operating Officer	2001 2000 1999		125,000 120,000 108,000	15,000 29,040 35,000	— 98,550 —	6,245(9 5,885(9 5,447(9	) ) )
Susan M. Luscinski Chief Financial Officer	2001 2000 1999	(10)	110,000 105,000 95,000	60,000 52,500 47,500	— 98,550 —	5,495(9 5,149(9 4,832(9	) ) )

(1)
Includes $4,868 in automobile lease payments, $8,423 in contributions by the Company to Mr. Graziano's 401(k) account and $4,715 representing life insurance purchased for Mr. Graziano's benefit.

(2)
Includes $8,702 in automobile lease payments, $8,329 in contributions by the Company to Mr. Graziano's 401(k) account and $4,715 representing life insurance purchased for Mr. Graziano's benefit.

(3)
Includes $7,357 in automobile lease payments, $7,520 in contributions by the Company to Mr. Graziano's 401(k) account and $4,715 representing life insurance purchased for Mr. Graziano's benefit.

(4)
Includes $7,596 in automobile lease payments, $7,904 in contributions by the Company to Mr. Green's 401(k) account and $655 representing life insurance purchased for Mr. Green's benefit.

(5)
Includes $5,842 in automobile lease payments, $7,846 in contributions by the Company to Mr. Green's 401(k) account and $655 representing life insurance purchased for Mr. Green's benefit.

(6)
Includes $7,687 in automobile lease payments, $7,165 in contributions by the Company to Mr. Green's 401(k) account and $655 representing life insurance purchased for Mr. Green's benefit.

(7)
Mr. Warren resigned as Chief Financial Officer of the Company in August 2001.

(8)
Mr. Warren joined the Company in July 2000.

(9)
Represents contributions by the Company to the executive officers' 401(k) accounts.

(10)
Ms. Luscinski became Chief Financial Officer of the Company in August 2001.

        Option Grants.    There was no individual grant of options to purchase Common Stock to the Named Executive Officers during the year ended December 31, 2001.

        Option Exercises and Option Values.    The following table sets forth information concerning the number and value of options exercised by the Named Executive Officers during the year ended December 31, 2001 and the number and value of exercisable and unexercisable options to purchase Common Stock held by the Named Executive Officers who held such options as of December 31, 2001. The value realized on exercise of options has been calculated on the basis of the fair value of the Company's Common Stock on the date of exercise.

Aggregate Option Exercises in Fiscal Year 2001
And Year-End Option Values

				Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-The-Money Options at Fiscal Year-End
Name	Shares Acquired on Exercise
			Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Chane Graziano	—		—	—	—	—	—
David Green	—		—	—	—	—	—
James L. Warren	24,637	(1)	$226,754	28,445	—	$252,984	—
Mark A. Norige	3,000	(2)	29,956	49,644	73,913	467,319	$657,367
Susan M. Luscinski	—		—	24,637	73,913	219,117	657,367

(1)
Includes 24,637 shares acquired in connection with 7/10/2001 exercise of options granted on 7/10/2000.

(2)
Includes 3,000 shares acquired in connection with 12/28/2001 exercise of options granted on 1/1/1997.

Employment Agreements With Executive Officers

        The Company entered into employment agreements with each of Messrs. Graziano, Green and Warren. Each agreement is for a period of two years, other than Mr. Warren's agreement which was for one year. In August 2001, Mr. Warren resigned as Chief Financial Officer of the Company. Effective with his resignation, Mr. Warren terminated his employment agreement with the Company without good reason (as defined therein), accordingly, the Company has no further obligation to Mr. Warren pursuant to the agreement. Messrs. Graziano and Green's agreements automatically extend for two additional years on the second anniversary date unless either party has given notice that it does not wish to extend the agreement. Each agreement provides for the payment of base salary and incentive compensation and for the provision of certain fringe benefits to the executive. Under their respective employment agreements, the annual salary for Mr. Graziano is $275,000 and the annual salary for Mr. Green is $225,000. The agreements require our executive officers to refrain from competing with the Company and from soliciting Company employees for a period of 12 months following termination for any reason. Each agreement also provides for certain payments and benefits for an executive officer should his or her employment with the Company be terminated because of death or disability, by the executive for good reason or by the Company without cause, as further defined in the agreements. In general, in the case of a termination by the executive officer for good reason, or by the Company without cause, the executive officer will receive up to two years' salary and bonus, an extension of benefits for one year and an acceleration of vesting for stock options and restricted stock which otherwise would vest during the next twenty-four months. Upon a change of control, as defined in the agreements, the executive officer is eligible for payment of up to three years' salary and bonus, an extension of benefits for one year and an acceleration of vesting for all outstanding stock options and restricted stock.

Stockholder Return Performance Graph

        The following graph provides a comparison of the cumulative total stockholder return for the period commencing on December 7, 2000 and ending on December 31, 2001 among the Company, the Russell 2000 Index, the Nasdaq Pharmaceutical Index and the J.P. Morgan H&Q Healthcare Index. The calculation of total cumulative return assumes an initial investment of $100 in the Company's Common Stock and the Russell 2000 Index, the Nasdaq Pharmaceutical Index and the J.P. Morgan H&Q Healthcare Index on December 7, 2000, the date of the Company's initial public offering, and the reinvestment of all dividends.

COMPARISON OF 13 MONTH CUMULATIVE TOTAL RETURN*
AMONG HARVARD BIOSCIENCE, INC., THE RUSSELL 2000 INDEX,
THE NASDAQ PHARMACEUTICAL INDEX
AND THE JP MORGAN H&Q HEALTHCARE INDEX

	Cumulative Total Return
	12/7/00	12/00	12/01
HARVARD BIOSCIENCE, INC.	100.00	94.05	94.67
RUSSELL 2000	100.00	105.00	107.61
NASDAQ PHARMACEUTICAL	100.00	100.15	85.34
JP MORGAN H&Q HEALTHCARE	100.00	104.12	98.40

Compensation Committee Interlocks and Insider Participation

        Messrs. Dick, Kennedy and Klaffky are the members of the Compensation Committee. Neither Mr. Dick, Mr. Kennedy nor Mr. Klaffky is an executive officer or employee of the Company or any of its subsidiaries or has received any compensation from the Company within the last three years other than in his capacity as a Director.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

        The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of March 31, 2002 by:

  •
  all persons known by the Company to own beneficially 5% or more of the Common Stock,

  •
  each of the Company's Directors,

  •
  the Named Executive Officers, and

  •
  all of the Directors and executive officers of the Company as a group.

        The number of shares beneficially owned by each stockholder is determined under rules issued by the Securities and Exchange Commission and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after March 31, 2002 through the exercise of any warrant, stock option or other right. The inclusion in this Proxy Statement of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, the address of all listed stockholders is c/o Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner
	Shares	Percent(1)
Chane Graziano	3,698,881	13.8%
David Green	2,482,936	9.3%
Christopher W. Dick(2) 255 State Street Boston, MA 02109	1,601,141	6.0%
Ascent Venture Partners II, L.P.(3) 255 State Street Boston, MA 02109	1,307,887	4.9%
First New England Capital, L.P.(4) 100 Pearl Street Hartford, CT 06103	1,092,193	4.1%
Richard C. Klaffky(5) 100 Pearl Street Hartford, CT 06103	1,092,193	4.1%
Ascent Venture Partners, L.P.(6) 255 State Street Boston, MA 02109	287,254	1.1%
Susan M. Luscinski(7)	161,475	*
Mark A. Norige(7)	151,506	*
James L. Warren	53,886	*
John F. Kennedy(8)	4,333	*
Robert Dishman(8)	3,333	*
Earl R. Lewis(8)	3,333	*

Ascent Venture Management, Inc.(9) 255 State Street Boston, MA 02109	2,500	*
All executive officers and directors, as a group (10 persons)(10)	9,253,017	34.6%

*
Represents less than 1% of all of the outstanding shares of common stock.

(1)
Based on 26,759,946 shares outstanding on March 29, 2002.

(2)
Consists of the shares described in notes (3),(6) and (9) below, of which Mr. Dick may be considered the beneficial owner and 3,500 shares owned directly by Mr. Dick. Mr. Dick disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(3)
Ascent Management SBIC Corp. is the general partner of Ascent Venture Management II, L.P., which is the general partner of Ascent Venture Partners II, L.P., which exercises sole voting and investment power with respect to all of the shares held of record by Ascent Venture Partners II, L.P. Mr. Dick, a member of our board of directors, is the Managing Director of Ascent Management SBIC Corp. Mr. Dick disclaims any beneficial ownership of the shares held by Ascent Venture Partners II, L.P., except to the extent of his pecuniary interest therein.

(4)
FINEC Corp. is the general partner of First New England Capital, L.P., which exercises sole voting and investment power with respect to all of the shares held of record by First New England Capital, L.P. Mr. Klaffky, a member of our board of directors, is the President of FINEC Corp. Mr. Klaffky disclaims any beneficial ownership of the shares held by First New England Capital, L.P., except to the extent of his pecuniary interest therein.

(5)
Consists solely of the shares described in note (6) above, of which Mr. Klaffky may be considered the beneficial owner. Mr. Klaffky disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(6)
Ascent Venture Management, Inc. is the general partner of Ascent Venture Partners, L.P., which exercises sole voting and investment power with respect to all of the shares held of record by Ascent Venture Partners, L.P. Mr. Dick, a member of our board of directors, is the Managing Director of Ascent Venture Management, Inc. Mr. Dick disclaims any beneficial ownership of the shares held by Ascent Venture Partners, L.P., except to the extent of his pecuniary interest therein.

(7)
Includes 49,275 options that may be acquired within 60 days of March 31, 2002.

(8)
Includes 3,333 options that may be acquired within 60 days of March 31, 2002.

(9)
Mr. Dick, a member of our board of directors, is the Managing Director of Ascent Venture Management, Inc., which exercises sole voting and investment power with respect to all of the shares held of record by Ascent Venture Management, Inc. Mr. Dick disclaims any beneficial ownership of the shares held by Ascent Venture Management, Inc., except to the extent of his pecuniary interest therein.

(10)
Includes 108,549 options that may be acquired within 60 days of March 31, 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loans to Officers in Connection with Option Exercises

        In September 2000, Mr. Graziano, the Company's Chief Executive Officer, and Mr. Green, the Company's President, each exercised options to purchase 740,228 shares of the Company's common stock. Each of these officers paid substantially all of the exercise price for these shares by issuing promissory notes to the Company. The aggregate loans to Mr. Graziano are $789,000 and to Mr. Green are $789,000 pursuant to these promissory notes. Each of these promissory notes is due in September 2003 and bears interest at an annual rate of 10%. These promissory notes are secured by a pledge of all of the shares for which the exercise price was paid with the respective promissory notes as well as additional shares held by each of these officers. In February 2002, Mr. Green satisfied his promissory notes in full by payment to the Company of the principal amount of the notes and accrued interest.

Employment Agreement with Former Executive Officer

        In August 2001, effective with his resignation as Chief Financial Officer, Mr. Warren entered into a part-time employment agreement with the Company. The agreement is for a term of one year and provides that Mr. Warren commence work on a part-time basis in exchange for which the Company will compensate him $90,000 payable over the one year term of the agreement, accelerate the vesting of 28,445 stock options and continue Company benefits to the extent eligible. The agreement may be terminated by Mr. Warren for any reason without notice. If the Company terminates the agreement without cause, the Company must continue to compensate Mr. Warren for the remaining term of the agreement.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        The Company's executive officers and directors and beneficial owners of more than 10% of its Common Stock are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Company.

        Based solely on a review of the copies of the reports furnished to the Company, and written representations from certain reporting persons that no other reports were required, the Company believes that during 2001: (i) Mr. Norige inadvertently failed to report his exercise of 3,000 stock options on December 28, 2001 and (ii) Mr. Warren inadvertently failed to report his exercise of 24,637 stock options on July 10, 2001.

MARKET VALUE

        On December 31, 2001, the closing price of a share of the Company's Common Stock on the Nasdaq National Market was $9.94.

EXPENSES OF SOLICITATION

        The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

        Stockholder proposals intended to be presented at the Company's 2003 annual meeting of stockholders must be received by the Company on or before December 16, 2002 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy and should be mailed to: Secretary, Harvard Bioscience, Inc., 84 October Hill Road, Holliston, Massachusetts 01746.

        The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal that is not included in the Company's proxy statement considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company's Secretary at its principal executive office not less than 90 days or not more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be delivered not earlier than 120 days prior to the date of such meeting and not later than the later of (i) 10 days following the date of public announcement of the date of such meeting or (ii) 90 days prior to the date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority.

OTHER MATTERS

        The Board of Directors does not know of any matters, other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY DECIDE TO CONTINUE TO HAVE YOUR SHARES VOTED AS YOU INSTRUCTED IN THE PROXY CARD OR YOU MAY WITHDRAW YOUR PREVIOUSLY COMPLETED PROXY AND VOTE YOUR SHARES IN PERSON.

        THIS PROXY STATEMENT IS ACCOMPANIED BY THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2001. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 AND ANY EXHIBITS THEREOF TO ANY STOCKHOLDER, UPON WRITTEN REQUEST TO HARVARD BIOSCIENCE, INC., 84 OCTOBER HILL ROAD, HOLLISTON, MASSACHUSETTS 01746-1371.

REVOCABLE PROXY
HARVARD BIOSCIENCE, INC.

☒ PLEASE MARK VOTE AS IN THIS EXAMPLE
SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS		PROPOSAL 1	For	Withhold	For All Except

The undersigned stockholder of Harvard Bioscience, Inc. (the "Company") hereby constitutes and appoints Chane Graziano, David Green and Susan Luscinski, and each of them acting singly and each with the power to appoint his substitute, and authorizes each of them to represent and to vote all shares of the common stock of the Company held by the undersigned at the close of business on April 15, 2002, at the Annual Meeting of Stockholders to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Thursday, May 23, 2002 at 11:00 a.m., local time, and at any adjournment or postponements thereof (the "Annual Meeting")	1.	To elect as Class II Directors (term expiring at 2005 Annual Meeting): David Green and John F. Kennedy.	☐	☐	☐
	INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For all Except" and write that nominee's name in the space provided below

	WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PROXIES FOR ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
	PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS NEEDED IF MAILED IN THE UNITED STATES

Please be sure to sign and date this Proxy in the box below.	Date	Please sign exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Stockholder sign above	Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

HARVARD BIOSCIENCE, INC.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held on Thursday, May 23, 2002
HARVARD BIOSCIENCE, INC. 84 October Hill Road Holliston, Massachusetts 01746-1371 (508) 893-8999
PROXY STATEMENT
Annual Meeting of Stockholders To Be Held on Thursday, May 23, 2002
PROPOSAL 1 ELECTION OF DIRECTORS
INFORMATION REGARDING DIRECTORS
INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES
EXECUTIVE COMPENSATION
Aggregate Option Exercises in Fiscal Year 2001 And Year-End Option Values
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
MARKET VALUE
EXPENSES OF SOLICITATION
SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING
OTHER MATTERS
Proxy Card